UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 18, 2014 (March 12, 2014)

Fortress Investment Group LLC
(Exact name of registrant as specified in its charter)

Delaware	001-33294	20-5837959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 798-6100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

On March 12, 2014, Fortress Investment Group LLC (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as underwriters (the “Underwriters”), and the selling shareholders party thereto (the “Selling Shareholders”), which include certain of the Company’s officers and senior employees, including the Company’s principals (the “Principals”). The following summary of certain provisions of the Underwriting Agreement is qualified in its entirety by reference to the complete Underwriting Agreement filed as Exhibit 1.1 hereto and incorporated herein by reference.

Pursuant to the Underwriting Agreement, subject to the terms and conditions expressed therein, the Company agreed to sell 23,202,859 Class A Shares of the Company, and the Selling Shareholders agreed to sell 5,077,141 Class A Shares, each at a price of $8.04 per share. The Company and certain of the Selling Shareholders also granted a 30-day option to the Underwriters to purchase up to an additional 3,855,000 Class A Shares and 387,000 Class A Shares, respectively.

The Company will use the proceeds from its issuance and sale of Class A Shares to purchase from the Principals an equivalent number of FOGUs (as defined below) (together with an equal number of Class B Shares of the Company) at price of $8.04 per FOGU, pursuant to a Securities Purchase Agreement, dated as of March 12, 2014, among the Company, FIG Cop., FIG Asset Co. LLC and the Principals. A “FOGU” is a unit of limited partnership interest in each of the Fortress Operating Group entities: Fortress Operating Entity I LP, FOE II (New) LP and Principal Holdings I LP.

The Class A Shares are being offered and sold pursuant to a prospectus supplement, dated March 12, 2014, and related prospectus, dated March 12, 2014, each filed with the Securities and Exchange Commission, relating to the Company’s shelf registration statement on Form S-3 (File No. 333-194504).

The Company has agreed to indemnify the Underwriters against various liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make in respect of those liabilities. In addition, the Underwriting Agreement contains customary representations, warranties and agreements of the Company, and customary conditions to closing. The offering is expected to close on March 18, 2014, subject to the conditions stated in the Underwriting Agreement.

The Underwriters and certain of their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company and its affiliates. They have received or will continue to receive customary fees and commissions for these transactions.

On March 12, 2014, the Company issued a press release, attached hereto and incorporated herein by reference as Exhibit 99.1, announcing the offering.

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Item 9.01      Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated March 12, 2014, among the Company, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and the selling shareholders party thereto

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

99.1	Press Release, dated March 12, 2014

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS INVESTMENT GROUP LLC (Registrant)

/s/ David N. Brooks
David N. Brooks
General Counsel

Date: March 18, 2014

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EXHIBIT INDEX

Exhibit Number	Exhibit

1.1	Underwriting Agreement, dated March 12, 2014, among the Company, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and the selling shareholders party thereto

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

99.1	Press Release March 12, 2014.

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